SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549




                         FORM 8-K
                      CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): January 24, 1995



                Lomas Financial Corporation
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)


   Delaware                1-6868              75-1043392
(State or other       (Commission File        (IRS Employer
jurisdiction of            Number)         Identification No.)
incorporation)



        1600 Viceroy Drive, Dallas, Texas     75235
   ----------------------------------------------------
   (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (214) 879-4000



                           None
- -------------------------------------------------------------
(Former name or former address, if changed since last report)

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                Lomas Financial Corporation


                         Form 8-K


Item 4.  Changes in Registrant's Certifying Accountant.

  (a)  1.   Ernst & Young LLP was dismissed effective as of
            January 24, 1995 as the Registrant's independent auditors. The Registrant was satisfied with the accounting and audit services performed by Ernst &
            Young LLP. The decision to change auditors was based on economic considerations as part of the Registrant's ongoing cost reduction efforts. In order to reach this decision, between November 1, 1994 and January 24, 1995 management obtained proposals for accounting and audit services from several accounting firms, including Ernst & Young
            LLP. These firms were allowed to review the Registrant's financial statements and accounting policies and principles.

       2. The Ernst & Young LLP reports dated August 27, 1993 and September 22, 1994 on the Registrant's consolidated financial statements for the two fiscal years ended June 30, 1993 and June 30, 1994, did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

       3. On January 24, 1995, the decision to change independent auditors was recommended by the Audit
            Committee of the Registrant's Board of Directors to the Registrant's Board of Directors and approved by the Registrant's Board of Directors.

       4. During the two fiscal years ended June 30, 1993 and June 30, 1994, and through the date of dismissal of Ernst & Young LLP, there were no disagreements between the Registrant and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

       5.   No reportable event described in paragraph
            (a)(1)(v) of Item 304 of Regulation S-K has occurred during the Registrant's two fiscal years ended June 30, 1993 and June 30, 1994, and through the date of dismissal of Ernst & Young LLP.

  (b)       On January 30, 1995, the Registrant engaged KPMG
            Peat Marwick LLP as its independent auditors.

            During the Registrant's two fiscal years ended June 30, 1993 and June 30, 1994 and the fiscal quarter ended September 30, 1994, and through the date of engagement of KPMG Peat Marwick LLP, neither the Registrant (nor someone on its behalf) consulted with KPMG Peat Marwick LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

            The Registrant has requested Ernst & Young LLP to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated January 30, 1995 is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

  (a)  None.

  (b)  None.

  (c)  Exhibits.

       16.  Letter dated January 30, 1995 from Ernst & Young
            LLP to the Securities and Exchange Commission regarding change in certifying accountant.

                         SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LOMAS FINANCIAL CORPORATION
                           (Registrant)



                           By: /S/GARY WHITE
                               -------------------------------
                               Gary White
                               Senior Vice President and
                                 Controller



Date:  January 30, 1995

                     INDEX TO EXHIBITS


Exhibit No.                    Description                Page No.
- -----------                    -----------                --------

  16           Letter dated January 30, 1995 from        6
               Ernst & Young LLP to the Securities
               and Exchange Commission regarding
               change in certifying accountant